IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS EXHIBIT (LEASE FOR CLEARWATER RESTAURANT) IS BEING FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION